                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 8-31-97

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 9/18/97                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  08/31/97

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                      ---------    -----------

Gross Profit                                                  0         27,437
                                                      =========    ===========

         EXPENSES:
         --------

Officer Compensation                                      9,167        250,661
Salary Expenses other Employees                          11,731        320,767
Court-Ordered Stay Bonus                                               162,921
Employee Benefits & Pensions
Payroll Taxes                                             1,597         57,486
Other Taxes                                                             87,574
Rent and Lease Expense
Interest Expense                                        196,792      3,538,249
Insurance                                                19,862        497,462
Automobile and Truck Expense
Utilities (gas, electric, phone alarms)                     (80)       153,827
Depreciation
Travel and Entertainment                                    698         10,957
Repairs and Maintenance                                   8,611        111,618
Advertising
Supplies, Office Expenses, etc.                          25,510        148,091
Other:  Specify Director & Trustee Fees                   9,566         80,055
Other:  Specify Misc. Fees                                               3,095

TOTAL EXPENSES:                                         283,454      5,422,763
                                                      ---------    -----------

NET OPERATING PROFIT/(LOSS)                            (283,454)    (5,395,326)
                                                      =========    ===========

Add:  Non-Operating Income:
       Interest Income                                    1,518          7,328
       Gain/Loss on Sale of Real Estate               1,080,429      4,880,657
       Other Income                                     125,819      1,527,036
TOTAL                                                 1,207,766      6,415,021

Less: Non-Operating Expenses:
       Professional Fees                                  3,134         50,350
       Other                                             36,174        566,349
                                                      ---------    -----------

NET INCOME / (LOSS)                                     885,004        402,996
                                                      =========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 08/31/97

ASSETS:                             Current Month     Prior Month        At Filing
Cash:                                     557,888          566,623          89,252
Inventory:                                                                 791,999
Accounts Receivable: **                34,731,972       34,773,637      35,930,804
Insider Receivables                     7,414,781        7,414,781       7,424,547
Land and Buildings:                    32,342,490       35,885,570      49,365,801
Furniture, Fixtures & Equip:                                               418,000
Accumulated Depreciation:              (7,411,252)      (8,042,355)    (10,623,681)
Other: Prepaids & misc.                 2,394,525          473,852         807,689
Other: Utility deposits                    48,843           50,051
                                      -----------      -----------     -----------

TOTAL ASSETS:                          70,079,247       71,122,159      84,204,411
                                      ===========      ===========      ==========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                         210,341          255,154
Wages and Salaries:                        10,640           11,891
Taxes Payable:                            149,226          200,488
Other:                                    722,831          683,618           1,390
                                      -----------       -----------    -----------
TOTAL Postpetition Liab.                1,093,038        1,151,151           1,390
                                      ===========      ===========     ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order        18,023,782       19,869,372      29,002,401
All other Secured Liab.                 4,330,267        4,383,920       7,371,875
                                      -----------      -----------     -----------
TOTAL Secured Liabilities:             22,354,049       24,253,292      36,374,276
                                      ===========      ===========     ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.              904,893          736,440       1,132,770
Unsecured Liabilities                   6,612,555        6,611,527       6,849,397
Other: Accrued Liabilities              4,854,378        4,994,419       5,449,917
                                      -----------      -----------     -----------
TOTAL Prepetition Liab.                12,371,826       12,342,386      13,432,084
                                      ===========      ===========     ===========

Redeemable Preferred Stock             48,265,040       48,265,040      48,265,040
                                      -----------      -----------     -----------
Equity:
Owners' Capital:                        1,692,451        1,692,451       1,692,451
Retained Earnings-Pre Pet.            (16,100,153)     (16,100,153)    (15,560,830)
Retained Earnings-Post Pet.              (402,996)        (482,008)              0
                                      -----------      -----------     -----------
TOTAL Equity:                         (14,004,706)     (14,889,710)    (13,868,379)
                                      ===========      ===========     ===========
TOTAL LIABILITIES
AND EQUITY:                            70,079,247       71,122,159      84,204,411
                                      ===========       ==========     ===========

________________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:  08/31/97
Debtor:  Fretter, Inc.                                        Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0      3,564      3,564        0
State:                                0        977        977        0
Local:

FICA Withheld:                        0      1,401      1,401        0

Employers FICA:                       0      1,401      1,401        0

Unemployment Tax:
Federal:                             38         30                  68
State:                              174        168                 342

Sales, Use & Excise Taxes:          301                            301

Property Taxes:                 199,975     18,419     69,879  148,515

Workers' Compensation

Other:
                                -------     ------    -------  -------

TOTALS                          200,488     25,960     77,222  149,226
                                =======     ======    =======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 8-1-97   To:  8-31-97

Cash Activity Analysis (Cash Basis Only):

                                           General      Payroll        Tax       Cash Coll.      B.T.
                                            Acct.        Acct.        Acct.      Acct. B.T.    Direct(1)
                                           -------      -------       -----      ---------     ---------
A.  Beginning Balance:                     103,177.14   80,602.05     5,255.45        0.00          0.00
                                         ------------   ---------    ---------   ---------    ----------
B.  Receipts. Attach
    Separate Schedule:                      80,602.05   17,091.83     7,539.29   47,679.13
                                         ------------   ---------    ---------   ---------    ----------
C.  Balance Available
    (A + B):                               183,779.15   28,376.23    12,794.74   47,679.13          0.00
                                         ------------   ---------    ---------   ---------    ----------

D.  Less Disbursements
    Attach Separate
    Schedule:                               90,517.34   17,591.83     7,353.54   47,679.13
                                         ------------   ---------    ---------   ---------    ----------

E.  ENDING BALANCE
    (C-D)                                   93,261.85   10,784.40     5,441.20        0.00          0.00
                                         ------------   ---------    ---------   ---------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:  9/18/97                     /s/ J. Michael McLean
                                   -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From:  8-1-97     To:  8-31-97
           -------------                -------------     ------------

Cash Activity Analysis (Cash Basis Only):

                                                General              Tax
                                                Savings            Savings
                                                 Acct.              Acct.
                                              ------------        ----------            ----            ----            ----
A.  Beginning Balance:                          351,527.94         95,378.34
                                              ------------        ----------            ----            ----            ----

B.  Receipts. Attach Separate Schedule:           1,194.20            324.00
                                              ------------        ----------            ----            ----            ----

C.  Balance Available (A+B):                    352,722.14         95,702.34            0.00            0.00            0.00
                                              ------------        ----------            ----            ----            ----

D.  Less Disbursements  Attach separate
      schedule:                                      12.17             12.17
                                              ------------        ----------            ----            ----            ----

E.  Ending Balance (C-D):                       352,709.97         95,690.17            0.00            0.00            0.00
                                              ------------        ----------            ----            ----            ----


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------


                                        ----------------------------------------

                                        ----------------------------------------

Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:  9/18/97                          /s/ J. Michael McLean
     --------------------               ----------------------------------------
                                        Debtor in Possession


                                                                          FORM 5

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------

                                       /s/ J. Michael McLean
Dated:                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank August 1997 Cash Receipts (Account Number 4707-38120-0)

2. Schedules of Michigan National Bank August 1997 Cash Disbursements, Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period August 1, 1997 to August 31, 1997 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period August 1, 1997 to August 31, 1997 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account August 1997 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account August 1997 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period August 1, 1997 to August 31, 1997 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust August 1997 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account August 1997 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period August 1, 1997 through August 31, 1997 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Tax Savings Account August 1997 Cash Receipts and Disbursements (Account Number 4707-38357-8)

12. Michigan National Bank Statement of Account for the Period August 1, 1997 to August 31, 1997 (Account Number 4707-38357-8)